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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 17, 2001



                         COMMISSION FILE NUMBER 0-14837



                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


                                   ___________


           OREGON                                               93-0836824
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



  11802 S.E. Stark St.
   Portland, Oregon            97216                        (503) 252-1485
 (ADDRESS OF PRINCIPAL       (ZIP CODE)               (REGISTRANT'S TELEPHONE
  EXECUTIVE OFFICES)                                NUMBER, INCLUDING AREA CODE)



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Item 1. Changes in Control of Registrant.

Not applicable.

Item 2. Acquisition or Disposition of Assets.

Not applicable.

Item 3. Bankruptcy or Receivership

Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

On April 17, 2001, the Audit Committee of Elmer's Restaurants, Inc. (the "Company") Board of Directors dismissed PricewaterhouseCoopers LLP as the Company's independent accountants and appointed Moss Adams LLP for the fiscal year ended April 2, 2001. The decision to change accountants was recommended by the registrant's audit committee and approved by the Board of Directors.

PricewaterhouseCoopers LLP 's reports on the financial statements for the years ended March 31, 1999 and 2000, contained no adverse opinion nor disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended March 31, 1999 and 2000, and during the interim period between April 1, 2000, and April 17, 2001, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction PricewaterhouseCoopers LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant has requested that PricewaterhouseCoopers LLP furnish to the registrant a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the disclosure in response to this item 4, and if not, stating in what respects it does not agree. PricewaterhouseCoopers LLP's letter to the Commission, dated April 20, 2001, is attached as Exhibit 1 to this Form 8-K.

During the two fiscal years and the subsequent interim period prior to the engagement of Moss Adams LLP on April 20, 2001, the registrant did not consult with Moss Adams LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed; on the type of audit opinion that might be rendered on the registrant's financial statements; or on any matter that was either the subject of a disagreement or a reportable event.

Item 5. Other Events.

Not applicable

Item 6. Resignations of Registrant's Directors.

Not applicable.

Item 7. Financial Statements and Exhibits Filed.

Not applicable.

Item 8. Change in Fiscal Year

Not applicable.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ELMER'S RESTAURANTS, INC.

Date: April 20, 2001                 By:   /s/ William Service, C.E.O
                                     William W. Service, Chief Executive Officer









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                                                                      EXHIBIT 1.
                                                                      ----------

April 20, 2001




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Commissioners:

We have read the statements made by Elmer's Restaurants, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 17, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


PricewaterhouseCoopers LLP